Exhibit 99.1

World Fuel Services Corporation Names Stephen J. Gold to the Board of Directors

MIAMI--(BUSINESS WIRE)--October 4, 2017--World Fuel Services Corporation (NYSE: INT) today announced the appointment of Stephen J. Gold to the Board of Directors of the company.

Mr. Gold currently serves as Executive Vice President Technology and Operations Innovation, Chief Information Officer for CVS Health Corporation (“CVS”). In this role since July 2012, Mr. Gold is CVS’ senior technology executive and has responsibility for all information systems and technology, digital business operations, and client service operations. Mr. Gold has more than 30 years of information systems management experience. Prior to CVS, Mr. Gold served as Senior Vice President and Chief Information Officer for Avaya, Inc. from April 2010 to July 2012, where he was responsible for guiding all aspects of the company's technology strategy, as well as leading IT business operations and systems globally. Prior to joining Avaya, Mr. Gold was the Executive Vice President, Chief Information Officer and Corporate Chief Technology Officer for GSI Commerce, Inc. from January 2005 to April 2010.

“We are extremely pleased to welcome Steve to our board,” said Michael J. Kasbar, chairman and chief executive officer. “We believe his vast experience in technology will prove invaluable on our journey to grow our technology offerings, digitize our business, and drive internal efficiencies, creating value for our customers in the global energy, logistics and payments marketplaces.”

Mr. Gold will serve as a member of the Technology and Operations and Governance committees.

Information Relating to Forward-Looking Statements

This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our expectations about our ability to grow our technology offerings, digitize our business, and drive internal efficiencies as well as our expectations about creating value for our customers. These forward-looking statements are qualified in their entirety by cautionary statements and risk factor disclosures contained in the company’s Securities and Exchange Commission (“SEC”) filings, including the company’s Annual Report on Form 10-K filed with the SEC on February 21, 2017. Actual results may differ materially from any forward-looking statements due to risks and uncertainties, including, but not limited to: our ability to effectively leverage technology and operating systems and realize anticipated benefits of digitizing our business, our ability to integrate and derive benefits from acquired businesses, our ability to capitalize on new market opportunities, the impact of quarterly fluctuations in results, the creditworthiness of our customers and counterparties and our ability to collect accounts receivable, fluctuations in world oil prices or foreign currency, changes in political, economic, regulatory, or environmental conditions, adverse conditions in the markets or industries in which we or our customers and suppliers operate, potential liabilities and the extent of any insurance coverage, the outcome of pending litigation and other proceedings, our failure to effectively hedge certain financial risks associated with the use of derivatives, non-performance by counterparties or customers on derivatives contracts, loss of, or reduced sales, to a significant government customer, uninsured losses, the impact of natural disasters, adverse results in legal disputes, unanticipated tax liabilities, our ability to retain and attract senior management and other key employees and other risks detailed from time to time in the company’s SEC filings. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, changes in expectations, future events, or otherwise.

About World Fuel Services Corporation

Headquartered in Miami, Florida, World Fuel Services is a global energy management company involved in providing energy procurement advisory services, supply fulfillment and transaction and payment management solutions to commercial and industrial customers, principally in the aviation, marine and land transportation industries. World Fuel Services sells fuel and delivers services to its clients at more than 8,000 locations in more than 200 countries and territories worldwide.

For more information, call 305-428-8000 or visit www.wfscorp.com.

CONTACT:
World Fuel Services Corporation
Ira M. Birns, 305-428-8000
Executive Vice President & Chief Financial Officer